                        INFORMATION STATEMENT PURSUANT TO

              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule

     14c-5(d)(2)

[ X ]  Definitive Information Statement

                          LAKEFIELD VENTURES INC.

                -----------------------------------------------

                (Name of Registrant as Specified in its Charter)

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

LAKEFIELD VENTURES INC.

104 – 1015 Columbia Street, Suite 811

New Westminster, British Columbia, Canada  V3M 6V3

INFORMATION STATEMENT

                                      Dated

                                   May 2, 2005

                                     GENERAL

     This Information Statement is being circulated to the shareholders of Lakefield Ventures Inc., a Nevada corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of a majority of the holders of the outstanding shares of the Company’s $0.001 par value common stock (the “Common Stock”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

As more completely described below, the matter upon which action is proposed to be taken is: (i) to approve an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 50,000,000 shares to 150,000,000 shares; and (ii) to authorize the Board of Directors to effect a forward stock split of 11.14 for 1 (the "Forward Stock Split") of the Company's outstanding common stock, depending upon a determination by the Board of Directors that a Forward Stock Split is in the best interests of the Company and its shareholders.

The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is June 2, 2005, at 10:00 a.m. (Pacific Time) at 409 Granville Street, Suite 1450, Vancouver, British Columbia, Canada, V6C 1T2.

This information statement is being first sent or given to security holders on approximately May 12, 2005.

                       VOTING SECURITIES AND VOTE REQUIRED

On April 26, 2005, the Board of Directors authorized and approved, subject to shareholder approval, certain actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders.  The Board of Directors further authorized the preparation and circulation of this information statements and a shareholders’ consent to the holders of a majority of the outstanding shares of the Company’s Common Stock.

There are currently 3,550,000 shares of the Company’s Common Stock outstanding, and each share of Common Stock is entitled to one vote.  The Written Consent of Shareholders of ten (10) or less shareholders of the Company holding at least 1,775,001 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date.  The record date for determining shareholders entitled to vote or give consent is April 30, 2005 (the “Record Date”).

The matters upon which action is proposed to be taken is: (i) to approve an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 50,000,000 shares to 150,000,000 shares; and (ii) to authorize the Board of Directors to effect a Forward Stock Split of 11.14 for 1 of the Company's outstanding common stock, depending upon a determination by the Board of Directors that a Forward Stock Split is in the best interests of the Company and its shareholders

The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS

AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company

-------------------        ---              ----------------------------------

Michael Iverson            52              President, Secretary, Treasurer

                                            Director

-------------------------------------

MICHAEL IVERSON has spent the last 11 years managing and administrating public companies in the exploration and mining sector.  From 1992 to 2000 Mr. Iverson served as a director and president of Sasha Ventures (now eShippers Management Ltd.) a TSX listed company that maintains a web based application service, Inter Shipper, which delivers shipping information for all shipping rate tables.  From 1998 to present Mr. Iverson is a director and was CEO of Moreno Ventures Ltd., a TSX listed mining and exploration, company and has since changed its name to Niogold Corporation. From 1998 to present Mr. Iverson has served as a director and CEO of Fortuna Ventures Inc., a TSX listed mining and exploration company. Even though Mr. Iverson lacks the professional, and technical credentials he has a vast amount of hands on experience and knowledge in the exploration and mining sector, where his duties have included, administrating and managing the day to operations of a public mining exploration company as well as hiring, coordinating and overseeing exploration crews.

AUDIT COMMITTEE

As of the date of this Information Statement, the Company has not appointed members to an audit committee. As of the date of this Information Statement, no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     The Company intends to establish an audit committee. When established, the audit committee will be comprised of at least two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be: (i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that the auditor for the fiscal year ended March 31, 2004 was independent.

AUDIT FEES

During the fiscal years ended March 31, 2003 and 2004, the Company’s principal accountants had not yet billed the Company for professional services rendered in connection with the audit of the Company’s annual and quarterly financial statements for the respective fiscal periods.  However, the Company has now paid Jewett, Schwartz & Associates of Hollywood, Florida $10,000 for audit fees for the fiscal year ended March 31, 2004.  The Company’s principal accountant did not bill any other audit related fees during the respective time periods.

TAX FEES

During the fiscal years ended March 31, 2003 and 2004, the Company’s principal accountant has not yet billed the Company for professional services rendered in connection with tax compliance, consultation, and planning, including preparation of income tax returns for the respective periods.

ALL OTHER FEES

During the fiscal years ended March 31, 2003 and 2004, the Company’s principal accountant has not yet billed the Company for professional services other than audit and tax services, if any.

--  Stock Option Plan Agreement  --

--  GeneMax Corp.  --

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                              OWNERS AND MANAGEMENT

     The following table sets forth the name and address, as of the date of this Information Statement, and the approximate number of shares of common stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company’s common stock, and the name and shareholdings of each officer and director, and all officers and directors as a group as of the date of this Information Statement.

As of the date of this Information Statement, there are 3,550,000 shares of common stock of the Company issued and outstanding.

--------------------------------------------------------------------------------

Title of Class

Name and Address of

Amount and Nature

Percent

  Beneficial Owner

    of Class

of

                                                                        Class

_______________________________________________________________________________

     (1)

Common Stock

Michael Iverson

     1,500,000           42.25%

24549 – 53rd Ave.

Langley, B.C.

Canada  V2Z 1H6

                                  (1)

Common Stock

All current officers and           1,500,000

 42.25%

 directors as a group

 (1 person)

-------------------------------------------------------------------------------

(1)

These are restricted shares of common stock.

                             EXECUTIVE COMPENSATION

COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets out the compensation received by the President and CEO of the Company for the last two fiscal years ended March 31, 2004.  The Company did not have any other highly compensated executive officers with annual salary and bonus in excess of $100,000 per year.

Summary Compensation Table

                            Annual Compensation     Awards      Payouts

                           ---------------------   --------     -------

                              $      $       $      $      #       $

    $

Name and Position   Year   Salary  Bonus   Other  RSA  Options   LTIP     Other

-------------              ------  -----   -----  ---  -------    ---      ---

Michael Iverson (1) 2004     Nil    Nil     Nil   Nil    Nil      Nil      Nil

President, Sec.,    2003     Nil    Nil     Nil   Nil    Nil      Nil      Nil

Treasurer and

director

------------------------------------------------------------------------------

No long term incentive plan awards were made to any executive officer during the fiscal year ended March 31, 2004.

Officers and directors of the Company may be reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company.  As of the date of this Annual Report, none of the officers or directors are a party to employment agreements with the Company.  The Company presently has no pension, health, annuity, insurance, profit sharing or similar benefit plans.

There were no formal arrangements under which our directors were compensated by the Company during the most recently completed fiscal year for their services solely as directors.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no transactions between the Company and its directors, officers, or other related parties during the fiscal year ended March 31, 2004, which exceeded $60,000.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the U.S. Securities Exchange Act, as amended (the “Exchange Act”), requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC.  Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act.

Based solely upon a review of the Forms 3, 4, and 5 furnished to the Company for the fiscal year ended March 31, 2004, the Company has determined that its directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except as described below.

Mr. Michael Iverson, the President, Secertary, Treasurer and director of the Company, has failed to timely file his initial Form 3 in May of 2003 relating to his acquisition of his initial 1,500,000 shares of common stock of the Company.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

With the exception of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

As of the date of this Information Statement, there are no persons who are currently a director or officer of the Company, that oppose any action to be taken by the Company.

APPROVAL OF A PROPOSED AMENDMENT TO THE

ARTICLES OF INCORPORATION TO EFFECTUATE AN INCREASE

IN THE AUTHORIZED SHARES OF COMMON STOCK FROM

50,000,000 SHARES TO 150,000,000 SHARES

The Board of Directors of the Company by way of written consent resolution on April 26, 2005, authorized and approved, subject to shareholder approval, an increase in the authorized shares of Common Stock from 50,000,000 shares to 150,000,000 shares.  By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company’s Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article Four changing the text to:

"The corporation shall have authority to issue an aggregate of ONE HUNDRED AND SIXTY MILLION (160,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of ONE HUNDRED AND SIXTY THOUSAND DOLLARS ($160,000).

(A)

NON-ASSESSABLE COMMON STOCK:  ONE HUNDRED AND FIFTY MILLION (150,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

(B)

PREFERRED STOCK:  TEN MILLION (10,000,000) shares of Preferred Stock, Par Value ONE MILL ($0.001) per share.

All capital stock when issued shall be fully paid and non-assessable.  No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporation’s Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.”

REASONS FOR THE INCREASE IN THE AUTHORIZED CAPITAL

The Company currently has authorized Common Stock of 50,000,000 shares.  As of April 26, 2005, there were a total of 3,550,000 shares of Common Stock issued and outstanding.  The Company intends to forward split the issued and outstanding shares of common stock of the Company which will result in approximately 40,000,000 being issued and outstanding.  In addition, the Company intends to raise capital through private placement offerings which may result in the issuance of a considerable amount of shares.  Furthermore, the Company wishes to create a stock option plan which will require the reservation of an indetermined amount of shares of Common Stock.  Therefore, the Company anticipates that it will need to have an authorized capital in excess of 50,000,000 shares of Common Stock in order to be able to honor these various obligations.  However, at this time, the Company does not have any plans to issue any unallotted authorized capital.

In addition to the obligations and anticipation to issue Common Stock described above, the Board of Directors believes it is in the best interests of the Company and its shareholders for the Company to have a reasonable reserve of authorized but unissued shares of common stock in order to allow for future stock issuances.

The additional shares of Common Stock described above will enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions of property and securities of other companies, financings, and other corporate purposes.

The Board of Directors is not proposing the increase in the authorized shares of Common Stock with the intention of using the shares for anti-takeover purposes.  It is possible, however, that the additional shares could be used in the future to discourage an attempt to acquire or take control of the Company.

No shareholder of the Company has any pre-emptive right to acquire any of the additional authorized shares, so the issuance of the additional authorized shares may correspondingly dilute the percentage interests of current shareholders.

BOARD RECOMMENDATION

The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to increase the authorized shares of Common Stock from 50,000,000 shares to 150,000,000 shares. The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock from 50,000,000 shares to 150,000,000 shares and each of the resolutions with respect thereto set forth in Exhibit A hereto.

AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY

TO EFFECTUATE A FORWARD STOCK SPLIT OF 11.14 for 1

OF THE COMPANY’S ISSUED AND OUTSTANDING

SHARES OF COMMON STOCK

FORWARD STOCK SPLIT

The Board of Directors of the Company by way of written consent resolution on April 26, 2005, authorized and approved, subject to shareholder approval, a forward stock split of 11.14 for 1 (the “Forward Stock Split”) of the Company’s issued and outstanding shares of common stock. The Forward Stock Split may be effectuated by the Board depending on market conditions. The intent of the Forward Stock Split is to increase the marketability and liquidity of the common stock.

     If the Forward Stock Split is approved by the shareholders pursuant to the execution of the Written Consent of Shareholders, it will be effected only upon a determination by the Board of Directors that the Forward Stock Split is in the best interests of the Company and the shareholders. In the Board's judgment, the Forward Stock Split would result in the greatest marketability and liquidity of the common stock, based upon prevailing market conditions, the likely effect on the market price of the common stock and other relevant factors.

     If approved by the shareholders pursuant to the Written Consent of Shareholders, attached hereto as Exhibit A, the Forward Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to June 2, 2005, upon filing the appropriate documentation with all applicable regulatory authorities. If no Forward Stock Split is effected by such date, the Board of Directors will take action to abandon the Forward Stock Split without further shareholder action.

Purposes And Effects Of The Forward Stock Split

Consummation of the Forward Stock Split will alter the number of issued and outstanding shares of Common Stock, which will be increased to 39,547,000 shares.

     The Common Stock is listed for trading on the OTC Bulletin Board under the symbol “LKVN”. On the Record Date, the Common Stock of the Company had not yet had a reported bid and ask price for its Common Stock. Management intends to effect a Forward Stock Split at a level of 11.14 for 1 which it believes is sufficient to attain its goal of increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board feels that having a greater number of shares of the common stock available at a reduced price per share will increase the public's interest in the Company's business.  The Board also anticipated that the availability of more shares of common stock will create stability of the market price of the Company's shares and result in broader distribution.

     The Forward Stock Split would have the following effects upon the number of shares of common stock outstanding (3,550,000 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of common stock (assuming that no additional shares of common stock are issued by the Company after the Record Date). The common stock will continue to be $0.001 par value common stock following any Forward Stock Split, and the number of shares of common stock outstanding will be increased. The following example is intended for illustrative purposes.

     Forward Stock               Common Stock            Authorized

         Split                   Outstanding            Common Stock

    pre Forward Split             3,550,000              50,000,000

      11.14 for 1                39,547,000             150,000,000

     At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.

Federal Income Tax Consequences of the Forward Stock Split

The following is a summary of the material federal income tax consequences of the proposed Forward Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Forward Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

1.

The Forward Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

     2.   No gain or loss will be recognized by the Company in connection with the Forward Stock Split.

     3.   No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common

          Stock.

     4.   The aggregate basis of the shares of New Common Stock to be received in the Forward Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore.

5.

  The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY,

EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX

ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED FORWARD STOCK

SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

BOARD RECOMMENDATION

The Board recommends approval of the Forward Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto.

PROPOSALS BY SECURITY HOLDERS

The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 104 – 1015 Columbia Street, Suite 811, New Westminster, British Columbia, Canada, V3M 6V3, Attention: President, not later than April 29, 2005.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS

SHARING AN ADDRESS

One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report or Information Statement.  In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company’s offices at (604) 351-3351 or by mail to 104 – 1015 Columbia Street, Suite 811, New Westminster, British Columbia, Canada, V3M 6V3.

By Order of the Board of Directors

By:

/s/ Michael Iverson

Michael Iverson, President

EXHIBIT A TO INFORMATION STATEMENT

WRITTEN CONSENT OF SHAREHOLDERS

Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being eleven (11) or less of the shareholders holding at least a majority of the voting power of Lakefield Ventures Inc., a Nevada corporation (the “Company”), do hereby take, consent, affirm and approve the following actions.

WHEREAS the board of directors of the Company on April 26, 2005 authorized and approved, subject to shareholder approval, if required, certain corporate actions, which the board of directors deemed to be in the best interests of the Company, and its shareholders;

WHEREAS the board of directors of the Company further authorized and directed the submission to a majority of the shareholders of the Company the certain corporate actions to be approved and authorized by such shareholders of the Company;

WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by a majority of the shareholders of the corporation entitled to vote on the action;

WHEREAS the shareholders who have signed this Written Consent of Shareholders dated to be effective as of April 29, 2005 are shareholders of record as of April 20, 2005, and hold a majority of the Company’s issued and outstanding shares of Common Stock.

WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Company and in the best interests of its shareholders; therefore, be it

I

Approval of an Amendment to the Articles of

Incorporation of the Company to Effectuate an Increase

In the Authorized Shares of Common Stock from

50,000,000 shares to 150,000,000 shares

Resolved that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 50,000,000 shares to 150,000,000 shares, and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed increase in the authorized shares of Common Stock of the Company at any time without the further approval of the shareholders of the Company; and

FURTHER RESOLVED that, an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 50,000,000 shares to 150,000,000 shares be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State at the sole and absolute discretion of the Board of Directors of the Company.

II

Authorization of the 11.14 for 1 Forward Stock Split

of the Company’s Issued and Outstanding Shares of Common Stock

RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a Forward Stock Split in accordance with the following resolutions if the Board determines in the exercise of their discretion that a Forward Stock Split is in the best interests of the Company and the Shareholders and that the Forward Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock.

FURTHER RESOLVED, that upon the effectiveness of the increase in the authorized shares of Common Stock from 50,000,000 to 150,000,000 shares, the following provisions of the Forward Stock Split be and hereby are authorized:

In accordance with the effective date of the Forward Stock Split (the "Effective Date"), each share of the Company's common stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a forward stock split, into 11.14 shares of the Company's outstanding common stock, $0.001 par value (the "New Common Stock"), depending upon a determination by the Board that a Forward Stock Split is in the best interests of the Company and the Shareholders.  Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof.

From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

EXECUTED to be effective as of the 29th day of April, 2005.

SHAREHOLDERS:

Date: April 29, 2005

Michael Iverson_______________

Print Name

 /s/ Michael Iverson

Signature (Title if Appropriate)

24549 – 53 Ave.

Langley, B.C., Canada

Address

1,500,000

____________

Number of Shares Held of Record

Date: April 29, 2005

Payal Batra

_______

Print Name

 /s/ Payal Batra

Signature (Title if Appropriate)

2050 W. 60th Ave.

______

Vancouver, B.C., Canada

Address

150,000_______________________

Number of Shares Held of Record

Date: April 29, 2005

Dairen Edwards________________

Print Name

 /s/ Dairen Edwards___________

Signature (Title if Appropriate)

20045 – 46A Ave.

Langley, B.C., Canada

Address

100,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Kalum Iverson

Print Name

 /s/ Kalum Iverson

Signature (Title if Appropriate)

3612 W. 2nd Ave.

Vancouver, B.C., Canada

Address

70,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Tia Iverson

Print Name

 /s/ Tia Iverson

Signature (Title if Appropriate)

20881 – 56th Ave, Suite 201

Langley, B.C., Canada

Address

80,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Lawson Kerster

Print Name

 /s/ Lawson Kerster

Signature (Title if Appropriate)

3215 Mathers Avenue

West Vancouver, B.C., Canada

Address

125,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Melanie Mahussier

Print Name

 /s/ Melanie Mahussier

Signature (Title if Appropriate)

602 Bosworth Street

Coquitlam, B.C., Canada

Address

150,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Arielle Patterson

Print Name

 /s/ Arielle Patterson

Signature (Title if Appropriate)

602 Bosworth Street

Coquitlam, B.C., Canada

Address

150,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Chotu Singh

Print Name

 /s/ Chotu Singh

Signature (Title if Appropriate)

179 W. 6th Ave.

Vancouver, B.C., Canada

Address

150,000________________________

Number of Shares Held of Record

Date: April 29, 2005

David Vaughan

Print Name

 /s/ David Vaughan

Signature (Title if Appropriate)

5833 – 246B Street

Langley, B.C., Canada

Address

140,000________________________

Number of Shares Held of Record

Date: April 29, 2005

Jason Watson

Print Name

 /s/ Jason Watson

Signature (Title if Appropriate)

20734 – 40th Ave.

Langley, B.C., Canada

Address

135,000________________________

Number of Shares Held of Record

                                    EXHIBIT B

CERTIFICATE OF AMENDMENT TO THE

ARTICLES OF INCORPORATION OF

LAKEFIELD VENTURES INC.

“I, the undersigned Michael Iverson, Director of Lakefield Ventures Inc. (the “Corporation”), do hereby certify that the Board of Directors of said Corporation by way of written consent resolution, dated April 26, 2005, adopted a resolution to amend the original articles as follows:

FIRST: The name of the corporation is Lakefield Ventures Inc.

SECOND:  The Articles of Incorporation, as currently in effect and as heretofore amended and restated, are hereby amended as follows:

“ARTICLE FOUR.

(Capital Stock)  The corporation shall have authority to issue an aggregate of ONE HUNDRED AND SIXTY MILLION (160,000,000) shares of stock, par value ONE MILL ($0.001) per share divided into two (2) classes of stock as follows for a total capitalization of ONE HUNDRED AND SIXTY THOUSAND DOLLARS ($160,000).

(A)

NON-ASSESSABLE COMMON STOCK:  ONE HUNDRED AND FIFTY MILLION (150,000,000) shares of Common Stock, Par Value ONE MILL ($0.001) per share, and

(B)

PREFERRED STOCK:  TEN MILLION (10,000,000) shares of Preferred Stock, Par Value ONE MILL ($0.001) per share.

All capital stock when issued shall be fully paid and non-assessable.  No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue.

The corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

Holders of the corporation’s Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special.”

THIRD:  The purpose of the amendment to Article Four is to increase the authorized capital of the Company from 50,000,000 shares of common stock to 150,000,000 shares of common stock with a par value of $0.001/share and to give effect to a 1:11.14 forward stock split of the Company’s Common Stock (the “Forward Stock Split”).

FOURTH:  The number of shares of the Company issued and outstanding and entitled to vote on amendments to the Articles of Incorporation is Three Million Five Hundred Fifty Thousand (3,550,000) common $0.001 par value stock, that the said changes and amendments have been consented to and approved by a vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, Lakefield Ventures Inc. has caused these presents to be signed in its name and on its behalf by Michael Iverson, its President on this ___ day of May, 2005, and its President acknowledges that this Certificate of Amendment is the act and deed of Lakefield Ventures Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                                         LAKEFIELD VENTURES INC.

                                         By:_

________

                                            Michael Iverson, President”